                                                                 EXHIBIT 10.1(a)












                           PURCHASE AND SALE AGREEMENT


                          DATED AS OF NOVEMBER 25, 1997


                                      AMONG


                        SPIRIT OF AMERICA NATIONAL BANK,
                                   AS SELLER,

                                       AND

                       CHARMING SHOPPES RECEIVABLES CORP.,
                                  AS PURCHASER

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----


                                    ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL;
                         THE PURCHASER AGREEMENT TO LEND

Section 1.1        Agreement To Purchase and Sell.................................................................1

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

Section 2.1        Representations and Warranties of the Seller...................................................3
Section 2.2        Representations and Warranties of the Seller Relating to the
                      Receivables; Notice of Breach...............................................................4
Section 2.3        Covenants of the Seller........................................................................8
Section 2.4        Addition of Accounts..........................................................................10
Section 2.5        Removal of Accounts...........................................................................12
Section 2.6        Purchaser May Perform.........................................................................13
Section 2.7        No Assumption of Liability....................................................................13

                                   ARTICLE III
                            CONSIDERATION AND PAYMENT

Section 3.1        Calculation of Purchase Price.................................................................14
Section 3.2        Adjustments for Miscellaneous Credits and Fraudulent Charges..................................15
Section 3.3        Loans by the Purchaser to the Seller..........................................................16

                                   ARTICLE IV
                             OTHER MATTERS RELATING
                                  TO THE SELLER

Section 4.1        Liability of the Seller.......................................................................16
Section 4.2        Merger or Consolidation of, or Assumption of the Obligations of, the Seller...................16
Section 4.3        Limitation on Liability.......................................................................17
Section 4.4        Indemnification...............................................................................17

                                    ARTICLE V
                             CONDITIONS TO PURCHASE

Section 5.1        Conditions to Purchase........................................................................18


                                   ARTICLE VI
                                   TERMINATION

Section 6.1        Termination by the Seller.....................................................................18
Section 6.2        Automatic Termination.........................................................................18

                                   ARTICLE VII
                                  MISCELLANEOUS

Section 7.1        Amendments, etc...............................................................................18
Section 7.2        Protection of Right, Title and Interest to the Purchaser......................................19
Section 7.3        GOVERNING LAW.................................................................................19
Section 7.4        Notices.......................................................................................20
Section 7.5        Severability of Provisions....................................................................20
Section 7.6        Assignment....................................................................................20
Section 7.7        Further Assurances............................................................................20
Section 7.8        Non-petition Covenant.........................................................................20
Section 7.9        No Waiver; Cumulative Remedies................................................................21
Section 7.10       Counterparts..................................................................................21
Section 7.11       Third-Party Beneficiaries.....................................................................21
Section 7.12       Merger and Integration........................................................................21
Section 7.13       Headings......................................................................................21
Section 7.14       Acknowledgment and Consent....................................................................21


APPENDIX A             Definitions

EXHIBIT A              Form of Reassignment of Ineligible Receivables
EXHIBIT B              Form of Additional Assignment
EXHIBIT C              Form of Reassignment of Removed Accounts

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of November 25, 1997, is between Spirit of America National Bank, a national banking association ("Spirit"), as Seller, and Charming Shoppes Receivables Corp., a Delaware corporation, as Purchaser.


                                   DEFINITIONS


         Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A. All references herein to months are to calendar months unless otherwise expressly indicated.


                                    RECITALS


         1. Seller, in order to finance its business, wishes to sell Receivables to the Purchaser, and the Purchaser is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables from the Seller.

         2. In order to fund such purchases, the Purchaser will (subject to certain exceptions) transfer the Receivables to the Trustee under the Pooling and Servicing Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL;
                         THE PURCHASER AGREEMENT TO LEND

         Section 1.1  Agreement To Purchase and Sell.

         (a) The Seller hereby Conveys to the Purchaser, and the Purchaser hereby purchases, the Existing Assets, subject in each case to any rights in the Existing Assets Conveyed prior to the date hereof to the Trustee pursuant to the Prior PSA. The Purchaser hereby agrees to assume all of the Seller's obligations under the Prior PSA (as specified in the Pooling and Servicing Agreement), except to the extent the Seller has retained such obligations in its capacity as Servicer under the Pooling and Servicing Agreement. It is understood and agreed that the obligations of the Seller specified herein with respect to the Receivables shall apply to all Receivables, whether originated before, on or after the Effective Date.

         (b) Seller Conveys to the Purchaser without recourse (except as expressly provided herein), and the Purchaser purchases from Seller, all of Seller's right, title and interest in and to the Receivables now existing and arising from time to time from the Accounts and Related Assets with respect thereto (other than the Existing Assets); provided, however, that Principal Receivables originated after the occurrence of an Insolvency Event with respect to the Seller shall not be conveyed hereunder.

         (c) In connection with such Conveyance, the Seller agrees to record and file, at its own expense, a financing statement or financing statements (including any continuation statements with respect to each such financing statement when applicable) with respect to the Receivables now existing and hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the Conveyance of the Receivables to the Purchaser and the first priority nature of the Purchaser's interest in the Receivables, and to deliver a file-stamped copy of each such financing statement and continuation statement or other evidence of such filing (which may, for purposes of this Section 1.1, consist of telephone confirmation of such filing followed by delivery of a file-stamped copy as soon as practicable) to the Purchaser on or prior to the Effective Date, and in the case of any continuation statements filed pursuant to this Section 1.1, as soon as practicable after receipt thereof by the Seller.

         (d) In connection with such Conveyance, the Seller agrees, at its own expense, on or prior to the Effective Date, (i) to indicate in the Pool Index File maintained in its computer files that Receivables created in connection with the Accounts have been Conveyed to the Purchaser pursuant to this Agreement and Conveyed by the Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement, and (ii) to deliver to the Purchaser and the Trustee a computer file or microfiche or written list containing a true and complete list of all such Accounts, identified by account number, Obligor name and Obligor address and setting forth the Receivable balance as of November 15, 1997. Such file or list shall be marked as Schedule 1 to this Agreement, delivered to the Purchaser and the Trustee as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement. The Seller further agrees not to alter the file designation referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

         The parties intend that if, and to the extent that, such Conveyance is not deemed to be a sale, the Seller shall be deemed hereunder to have granted to the Purchaser (as security for the Secured Obligations) a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables now existing and hereafter created and arising from time to time in connection with the Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, and that this Agreement shall constitute a security agreement under applicable law.


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                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         Section 2.1 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the Initial Closing Date and the Effective Date:

         (a) Organization and Good Standing. The Seller is a national banking association duly organized and validly existing under the laws of the United States of America and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

         (b) Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Seller required under applicable law.

         (c) Due Authorization. The execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party and the consummation of the transactions provided for hereunder and thereunder have been duly authorized by the Seller by all necessary corporate action on its part and this Agreement and each other Transaction Document to which it is a party will remain, from the time of its execution, an official record of the Seller.

         (d) Enforceability. Each of this Agreement and each other Transaction Document to which the Seller is a party constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

         (e) No Conflict. The execution and delivery of this Agreement and each other Transaction Document to which the Seller is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.

         (f) No Violation. The execution and delivery of this Agreement and each other Transaction Document to which the Seller is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with or violate in any material respect any Requirements of Law applicable to the Seller.

         (g) No Proceedings. There are no proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any other Transaction Document to which it is a party, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document or (v) seeking to affect adversely the income tax attributes of the Trust.

         (h) All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof, have been obtained.

         (i) Eligibility of Accounts. As of the Initial Cut Off Date (or in the case of an Additional Account, the applicable Addition Cut Off Date), each Account was an Eligible Account and no selection procedures adverse to the Purchaser, Investor Certificateholders or Receivables Purchasers have been employed by the Seller in selecting the Accounts from among the Eligible Accounts in the Bank Portfolio.

         (j) Seller's Deposit Accounts. As of the Initial Closing Date and as of the Effective Date, deposits in the Seller's deposit accounts were or are insured to the limits provided by law by BIF.

         (k) Solvency. Seller is not insolvent and no Insolvency Event with respect to Seller has occurred, and the transfer of the Receivables by the Seller has not been made in anticipation of any such insolvency or Insolvency Event.

         The representations and warranties set forth in this Section 2.1 shall survive the transfer and assignment of the respective Receivables to the Purchaser. The Seller hereby represents and warrants to the Purchaser, with respect to any Series, as of its Closing Date, unless otherwise specified in the related Supplement or Receivables Purchase Agreement, that the representations and warranties of the Seller set forth in this Section 2.1 are true and correct as of such date.


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
         Section 2.2 Representations and Warranties of the Seller Relating to the Receivables; Notice of Breach.

         (a) Valid Conveyance and Assignment; Eligibility of Receivables.

         The Seller hereby represents and warrants to the Purchaser as of the Initial Closing Date and as of the Effective Date, and with respect to any Additional Accounts, as of the related Addition Date:

                  (i) This Agreement constitutes either (A) a valid sale to the Purchaser of all right, title and interest of the Seller in and to the Receivables now existing and hereafter created and arising from time to time in connection with the Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, and such property will be held by the Purchaser free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates, or (B) a grant of a security interest (as defined in the UCC as in effect in any applicable jurisdiction) in such property to the Purchaser, which is enforceable with respect to the Receivables now existing and hereafter created and arising from time to time in connection with the Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, upon such creation. To the extent that this Agreement constitutes the grant of a security interest to the Purchaser in such property, upon the filing of the financing statements described in Section 1.1 and in the case of the Receivables hereafter created, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and the proceeds of the foregoing, upon such creation, the Purchaser shall have a first priority perfected security interest in such property (subject to Section 9-306 of the UCC as in effect in any applicable jurisdiction).

                  (ii) Each Receivable then existing has been Conveyed to the Purchaser free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates and in compliance, in all material respects, with all Requirements of Law applicable to the Seller.

                  (iii) With respect to each Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the Conveyance of such Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect.

                  (iv) On each day on which any new Receivable is created, the Seller shall be deemed to represent and warrant to the Purchaser that
         (A) each Receivable created on such day is an Eligible Receivable, (B) each Receivable created on such day has been

         Conveyed to the Purchaser in compliance, in all material respects, with all Requirements of Law applicable to the Seller, (C) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the Conveyance of such Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect and (D) the representations and warranties set forth in subsection 2.2(a)(i) are true and correct with respect to each Receivable created on such day as if made on such day.

                  (v) As of the Initial Cut Off Date, and, with respect to Additional Accounts, as of the related Addition Cut Off Date, Schedule 1 to this Agreement and the related computer file or microfiche or written list referred to in subsection 2.4(e), is an accurate and complete listing in all material respects of all the Accounts, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut Off Date or such applicable Addition Cut Off Date.

         (b) Survival. The representations and warranties set forth in this
Section 2.2 shall survive the Conveyance of any of the respective Receivables to the Purchaser.

         (c) Notice of Breach. Upon discovery by the Seller or the Purchaser of a breach of any of the representations and warranties set forth in Section 2.1 or 2.2, the party discovering such breach shall give prompt written notice to the other parties hereto, the Servicer, the Trustee, each Purchaser Representative and each Enhancement Provider as soon as practicable and in any event within three Business Days following such discovery.

         (d)  Transfer of Ineligible Receivables.

                  (i) Automatic Removal. In the event of a breach with respect to a Receivable of any representations and warranties set forth in subsection 2.2(a)(ii), or in the event that a Receivable is not an Eligible Receivable as a result of the failure to satisfy the conditions set forth in clause (d) of the definition of Eligible Receivable, and any of the following three conditions is met: (A) as a result of such breach or event such Receivable is charged off as uncollectible or the rights of the Purchaser (or its assignee) in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Purchaser (or its assignee) free and clear of any Lien; (B) the Lien upon the subject Receivable (1) arises in favor of the United States of America or any State or any agency or instrumentality thereof and involves taxes or liens arising under Title IV of ERISA or (2) has been consented to by the Seller; or (C) the unsecured short-term debt rating of the Seller is not at least P-1 by Moody's and the Lien upon the subject Receivable ranks prior to the Lien created pursuant to this Agreement; then, upon the earlier to occur of the discovery of such breach or event by the Seller or the Purchaser or receipt by the Seller of written notice of such breach or event given by the Purchaser, the Trustee or any Purchaser Representative, each such Receivable shall be automatically reassigned to a Person designated by the Seller on the terms and conditions set forth in subsection 2.2(d)(iii) and shall no longer be treated as a Receivable; provided, that if such Lien does not have a material adverse effect on the collectibility of the Receivables or on the interests of the Purchaser, the Certificateholders or Receivables Purchasers of any Series or the Enhancement Provider, the Seller shall have 10 days within which to remove any such Lien.

                  (ii) Removal After Cure Period. In the event of a breach of any of the representations and warranties set forth in subsection 2.2(a)(ii)-(v), other than a breach or event as set forth in clause
         (d)(i) above, and as a result of such breach the Receivable becomes charged off or the rights of the Purchaser (or its assignee) in, to or under the Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Purchaser (or its assignee) free and clear of any Lien, then, upon the expiration of 60 days from the earlier to occur of the discovery of any such event by either the Seller or the Purchaser, or receipt by the Seller of written notice of any such event given by the Servicer, the Trustee or any Purchaser Representative, the Purchaser may direct a Person designated by the Seller to accept an assignment of such Receivable and such Person shall be obligated to accept such assignment on the terms and conditions set forth in subsection 2.2(d)(iii) and such Receivable shall no longer be treated as a Receivable; provided, however, that no such reassignment shall be required to be made if, on any day within such applicable period, such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day.

                  (iii) Price of Reassignment. When the provisions of subsection 2.2(d)(i) or (ii) above require the Seller to designate a Person to accept reassignment of Receivables, the Seller shall pay to the Purchaser a reassignment price equal to the then Outstanding Balance for any such Ineligible Receivable. Seller shall pay such reassignment price (i) in cash, if the Purchaser is required, pursuant to the terms of the Pooling and Servicing Agreement, to pay the Trust for such Ineligible Receivable in cash, or (ii) otherwise, by reducing the Purchase Price to be paid by the Purchaser to the Seller for new Receivables or the amount then owing with respect to any deferred Purchase Price, in either case, by an amount equal to such reassignment price; provided, however, that if such amount is paid in cash Seller shall deposit such amount to the Collection Account in immediately available funds no later than the date on which the Purchaser is required to make a cash payment with respect to such Ineligible Receivables pursuant to the Pooling and Servicing Agreement.

         (e) Reassignment of Trust Portfolio. In the event of a breach of the representations and warranties set forth in subsection 2.1(d) or 2.2(a)(i), or in the event that the Purchaser is required to repurchase Principal Receivables pursuant to Section 2.4(e) of the Pooling and Servicing Agreement, the Purchaser may direct a Person designated by the Seller to accept reassignment of an amount of Principal Receivables on the Reassignment Date and such Person shall be obligated to accept reassignment of such Principal Receivables on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period, the representations and warranties contained in subsection 2.1(d) or 2.2(a)(i) shall then be true and correct in all material respects or in the event that the Purchaser is no longer required to repurchase Receivables pursuant to Section 2.4(e) of the Pooling and Servicing Agreement.

         On the Reassignment Date, the Seller shall deposit in the Collection Account (for distribution to the applicable Series Account as required pursuant to Section 2.4(e) of the Pooling and Servicing Agreement) in immediately available funds an amount equal to the Outstanding Balance of the Receivables being reassigned in payment for such reassignment.

         Upon the deposit, if any, required to be made to the Collection Account as provided in this Section 2.2 and the reassignment of the applicable Receivables, the Purchaser shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Person designated by the Seller without recourse, representation or warranty, all the right, title and interest of the Purchaser in and to such Receivables, all monies due or to become due with respect thereto, all Collections, all Recoveries, rights, remedies, powers and privileges with respect to such Receivables, and all proceeds of the foregoing. The Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivables pursuant to this Section 2.2, including a reconveyance substantially in the form of Exhibit A. The obligation of the Seller to accept reassignment of any Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in this Section 2.2, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Purchaser and its assigns.

         Section 2.3 Covenants of the Seller. The Seller hereby covenants that:

         (a) Receivables to be Accounts. The Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in any applicable jurisdiction). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder. The Seller will take no action to cause any Receivable to be anything other than an "account," or a "general intangible" or the "proceeds" of either for purposes of the UCC as in effect in any applicable jurisdiction.

         (b) Security Interests. Except for the Conveyances contemplated hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will promptly notify the Purchaser of the existence of any Lien on any Receivable; and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this subsection 2.3(b) shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Receivables any Liens for municipal and other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (c) Cardholder Agreements and Cardholder Guidelines. The Seller shall comply with and perform its obligations under the Cardholder Agreements relating to the Accounts and the Cardholder Guidelines except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Purchaser, Trust, the Certificateholders, any Enhancement Provider or any Receivables Purchasers. The Seller may change the terms and provisions of the Cardholder Agreements or the Cardholder Guidelines in any respect (including, without limitation, the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge-offs and the periodic finance charges and other fees to be assessed thereon), unless such change would have a material adverse effect on the collectibility of the Receivables; provided, however, that the Seller may not change the required minimum monthly payment or periodic finance charge (collectively, a "Yield Change") unless, after five Business Days' prior written notice to the Rating Agency of a Yield Change, the Rating Agency shall have provided written notice to the Seller that the Rating Agency Condition shall be satisfied or unless such Yield Change is mandated by applicable law.

         (d) Account Allocations. In the event that the Seller is unable for any reason to transfer Receivables to the Purchaser in accordance with the provisions of this Agreement (including, without limitation, by reason of an order by any federal or state governmental agency having regulatory authority over the Seller or any court of competent jurisdiction that the Seller not transfer any additional Principal Receivables to the Trust) then, in any such event, (A) the Seller agrees to allocate and pay to the Purchaser, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Principal Receivables but for the Seller's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Principal Receivables in the Trust on such date); and (B) the Seller agrees to have such amounts applied as Collections in accordance with Article IV of the Pooling and Servicing Agreement. If the Seller is unable pursuant to any Requirement of Law to allocate Collections as described above, Seller agrees that payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account. The parties hereto agree that Finance Charge Receivables, whenever created or accrued in respect of Principal Receivables which have been conveyed to the Purchaser (and by the Purchaser to the Trust) shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Purchaser and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV of the Pooling and Servicing Agreement.

         (e) Delivery of Collections. The Seller agrees to pay to the Servicer all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller.

         (f) Conveyance of Accounts. The Seller covenants and agrees that it will not Convey the Accounts to any Person prior to the termination of this Agreement and the Pooling and Servicing Agreement.

         (g) Notice of Adverse Claims. The Seller shall notify the Purchaser and the Trustee after becoming aware of any Lien on any Receivable.

         (h) Information Provided to Rating Agencies. The Seller will use its best efforts to cause all information provided to any Rating Agency pursuant to this Agreement or in connection with any action required or permitted to be taken under this Agreement to be complete and accurate in all material respects.

         (i) Notice to Purchaser. The Seller shall notify the Purchaser and the Trustee of any Early Amortization Event or Servicer Default of which it has knowledge, promptly upon obtaining such knowledge.

         (j) Offices, Records and Books of Account. The Seller will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables at the address of the Seller set forth under its name on the signature page to the Agreement or, upon 30 days' prior written notice to the Purchaser, the Trustee and each Purchaser Representative, at any other locations in jurisdictions where all actions reasonably requested by the Purchaser or the Trustee to protect and perfect the interest in the Receivables have been taken and completed. The Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and related Cardholder Agreements in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).

         (k) Separate Corporate Existence. The Seller hereby acknowledges that Trustee and the Investor Certificateholders are, and will be, entering into the transactions contemplated by the Transaction Documents in reliance upon Purchaser's identity as a legal entity separate from the Seller, Servicer and any other Person. Therefore, Seller shall take all reasonable steps to maintain its existence as a corporation separate and apart from the Purchaser and to make it apparent to third Persons that the Seller is an entity with assets and liabilities distinct from those of the Purchaser and that the Purchaser is not a division of the Seller.

         Section 2.4  Addition of Accounts.

         (a) Required Additions. In the event the Purchaser is required, pursuant to Section 2.6(a) of the Pooling and Servicing Agreement, to designate additional Eligible Accounts as Additional Accounts, the Purchaser shall so notify the Seller. The Seller (if it so elects) shall designate such Eligible Accounts as Additional Accounts and shall convey to the Purchaser

Receivables in such Additional Accounts subject to the same qualifications and restrictions as are set forth in Section 2.6 of the Pooling and Servicing Agreement with respect to the Purchaser; provided, however, that the failure of the Seller to transfer Receivables to the Purchaser as provided in this paragraph solely as a result of the unavailability of a sufficient amount of Eligible Receivables shall not constitute a breach of this Agreement; provided further, that any such failure which has not been timely cured will nevertheless result in the occurrence of a Series Early Amortization Event with respect to each Series for which, pursuant to the Supplement therefor, a failure by the Purchaser to convey Receivables in Additional Accounts to the Trust by the day on which it is required to convey such Receivables constitutes a "Series Early Amortization Event" (as defined in such Supplement).

         (b) Subject to the restrictions and qualifications set forth in Section
2.6 of the Pooling and Servicing Agreement, the Purchaser shall exercise its rights to designate additional Eligible Accounts as Additional Accounts or Automatic Additional Accounts pursuant to Sections 2.6(b) and (c) of the Pooling and Servicing Agreement when requested to do so by the Seller.

         (c) Seller agrees to provide to the Purchaser such information, certificates, financing statements, opinions and other materials as are reasonably necessary to enable the Purchaser to satisfy its obligations under
Section 2.6 of the Pooling and Servicing Agreement with respect to Additional Accounts or Automatic Additional Accounts of the Seller.

         (d) In connection with the designation of any Eligible Account attributable to a Seller as an Additional Account or Automatic Additional Account, Seller shall represent and warrant that, as of the Addition Date:

                           (i) no selection procedures believed by the Seller to
                  be materially adverse to the interests of the Purchaser, the Investor Certificateholders or any Receivables Purchasers were utilized in selecting the Additional Accounts from the available Eligible Accounts from the Bank Portfolio and that as of the Addition Date, the Seller is not insolvent;

                           (ii) the Additional Assignment constitutes either (x)
                  a valid sale to the Purchaser of all right, title and interest of the Seller in and to the Receivables then existing and thereafter created from time to time in the Additional Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing and such property will be held by the Purchaser free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates, or (y) a grant of a security interest (as defined in the UCC as in effect in any applicable jurisdiction) in such property to the Purchaser, which is enforceable with respect to then existing Receivables in the Additional Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, and all proceeds of the foregoing, upon the Conveyance of such Receivables to the Purchaser, and which will be enforceable with respect to the

                  Receivables thereafter created from time to time in respect of Additional Accounts conveyed on such Addition Date until the termination of the Trust, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing upon such creation; and (z) if the Assignment constitutes the grant of a security interest to the Purchaser in such property, upon the filing of financing statements as described in Section 1.1 with respect to such Additional Accounts and the Receivables thereafter created from time to time in such Additional Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and proceeds of the foregoing, upon the creation of such property, the Purchaser shall have a first priority perfected security interest in such property (subject to Section 9-306 of the UCC as in effect in any applicable jurisdiction), free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates; and

                           (iii) each Additional Account is an Eligible Account,
                  and each Receivable in such Additional Account is an Eligible Receivable.

         (e) Delivery of Documents. In the case of the designation of Additional Accounts or Automatic Additional Accounts, the Seller shall deliver to the Purchaser on the date designated by the Purchaser (i) the computer file, microfiche list or written list required to be delivered pursuant to Section 1.1 with respect to such Additional Accounts or Automatic Additional Accounts and
(ii) a duly executed, written Assignment, substantially in the form of Exhibit A (the "Additional Assignment").

         Section 2.5 Removal of Accounts. (a) On any day of any Due Period, if so requested by Seller, and if such request is permitted under Section 2.7 of the Pooling and Servicing Agreement, the Purchaser shall require the reassignment to it, which the Purchaser shall reassign to a Person designated by the Seller, of all the Purchaser's and the Trustee's right, title and interest in, to and under the Receivables then existing and thereafter created, all monies due or to become due with respect thereto, all Collections, all Recoveries, rights, remedies, powers and privileges with respect to such Receivables, and all proceeds of the foregoing with respect to the Accounts designated by the Purchaser (the "Removed Accounts"), upon satisfaction of the following conditions:

                  (i) the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Seller, (A) cause an Early Amortization Event to occur; or (B) result in the failure of the Purchaser to make any payment specified in the related Supplement or Receivables Purchase Agreement with respect to any Series;

                  (ii) on or prior to the Removal Date, the Seller shall have delivered to the Purchaser and the Trustee (with a copy to each Purchaser Representative) (A) for execution, a written assignment in substantially the form of Exhibit C (the "Reassignment"), and (B) a computer file or microfiche or written list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Receivables in such Removed Accounts as of the Removal Cut Off Date specified therein, which computer file or microfiche or written list shall as of the Removal Date modify and amend and be made a part of this Agreement;

                  (iii) the Seller shall represent and warrant that no selection procedures believed by the Seller to be materially adverse to the interests of the Investor Certificateholders or any Receivables Purchasers or any Enhancement Provider were utilized in selecting the Removed Accounts;

                  (iv) the Seller shall have provided to the Purchaser such information, certificates, opinions and other materials as are reasonably necessary to enable the Purchaser to satisfy its obligations under Section 2.7 of the Pooling and Servicing Agreement with respect to such Removed Accounts;

                  (v) the Seller shall have delivered to the Purchaser, the Trustee, each Purchaser Representative and each Enhancement Provider an Officer's Certificate confirming the items set forth in clauses (i) through (iii) above. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

                  (vi) no Early Amortization Event shall have occurred with respect to any Series.

         Upon satisfaction of the above conditions, the Purchaser shall execute and deliver the Reassignment to the Person designated by the Seller, and the Receivables from the Removed Accounts shall no longer be considered Receivables hereunder.

         Seller shall pay the Purchaser, for each Receivable arising in the Removed Accounts, a reassignment price equal to the Outstanding Balance of such Receivable. Such payment shall be made in cash in immediately available funds and shall be made by Seller's deposit to the Collection Account no later than the effectiveness of such Reassignments.

         (b) No Account shall be reassigned hereunder if such removal would be prohibited by or inconsistent with the terms of any Supplement or Receivables Purchase Agreement.

         Section 2.6 Purchaser May Perform. If the Seller fails to perform any of its agreements or obligations under this Agreement, the Purchaser may (but shall not be obligated to) itself perform, or cause performance of, such agreement or obligation.

         Section 2.7 No Assumption of Liability. Nothing in this Agreement shall constitute or is intended to result in the creation or assumption by the Purchaser, the Trust, the Trustee, or any Purchaser Representative, Certificateholder, Certificate Owner, Receivables Purchaser or

Enhancement Provider of any obligation of the Seller or any other Person to any Obligor in connection with the Receivables, the Accounts, the Cardholder Agreements or other agreement or instrument relating thereto.

                                   ARTICLE III
                            CONSIDERATION AND PAYMENT

         Section 3.1  Calculation of Purchase Price.

                  (a) The purchase price payable by the Purchaser for the Existing Assets shall be $5,935,000, and the Purchaser shall pay such amount to the Seller in cash on the date hereof.

                  (b) The purchase price (the "the Purchase Price") for each Receivable (and the Related Assets with respect thereto) Conveyed to the Purchaser after the Effective Date shall equal the Outstanding Balance of such Receivable. In addition, as further consideration for the Seller's agreement to sell Receivables hereunder, the Seller shall be entitled to receive Deferred Originator Payments as specified in subsection 4.3(h) of the Pooling and Servicing Agreement. On each Distribution Date after the Effective Date, the Purchaser and the Seller shall settle as to the Purchase Price for Receivables and Related Assets (other than Existing Assets) Conveyed during the related Due Period. Prior to each Distribution Date, the Purchaser and the Seller shall determine the aggregate amount of conveyances made during the related Due Period and the aggregate Purchase Price for Receivables and Related Assets Conveyed during that Due Period. Amounts paid to the Purchaser on such Distribution Date pursuant to the Pooling and Servicing Agreement shall be applied as follows:

                           first, as a payment of interest on outstanding
                  deferred Purchase Price, calculated as provided in subsection
                  (c), with respect to the related (or any earlier) Due Period;

                           second, as a payment of the remaining Purchase Price
                  for Receivables Conveyed during the related Due Period and their Related Assets;

                           third, as a payment of deferred Purchase Price for
                  Receivables (other than Existing Assets) Conveyed during any earlier Due Period and their Related Assets; and

                           fourth, if the Seller and the Purchaser so agree, as
                  a loan by the Purchaser to the Seller, on the terms described in Section 3.3.

                  Any funds remaining after such application shall be retained by the Purchaser.

                  (c) Any portion of the Purchase Price for Receivables and Related Assets Conveyed during any Due Period that is not paid under priority second above on the related Distribution Date shall be treated as deferred Purchase Price and shall be payable from time to time as provided in subsection (b). The Purchaser shall pay interest on the deferred Purchase Price outstanding from time to time under this Agreement at a variable rate per annum equal to the rate of interest published in the Wall Street Journal as the "prime rate" as of the last Business Day of the most recent Due Period. Such interest shall be computed on the basis of the actual number of days elapsed and a 365-day year and shall be paid as provided in subsection (b).

                  For administrative convenience, interest on such deferred Purchase Price and on any loans described in Section 3.3 shall be calculated on the following basis. On each Distribution Date, the Purchaser and the Seller shall determine whether, after giving effect to subsection (b), any deferred Purchase Price is outstanding with respect to Receivables Conveyed during the related (or any earlier) Due Period and their Related Assets and whether there is any loan outstanding from the Purchaser to the Seller. Any such outstanding deferred Purchase Price or outstanding loan is referred to below as an "Intercompany Balance". The Purchaser and Seller will then determine the arithmetic mean of the Intercompany Balances on that and the immediately preceding Distribution Date (or on such Distribution Date and the Effective Date, in the case of the first Distribution Date), treating any deferred Purchase Price as a positive number and any loan as a negative number for purposes of this calculation. If such arithmetic mean is a positive number, then the amount of deferred Purchase Price outstanding on each day during the related Due Period shall be deemed (solely for purposes of calculating interest) to have equaled such positive number (and the amount of loans outstanding on each day during such Due Period shall be deemed to have been zero). Conversely, if such arithmetic mean is a negative number, then the principal amount of the loan outstanding on each day during the related Due Period shall be deemed (solely for purposes of calculating interest) to have equaled the absolute value of such negative number (and the amount of deferred Purchase Price outstanding on each day during such Due Period shall be deemed to have been zero).

         Section 3.2 Adjustments for Miscellaneous Credits and Fraudulent Charges. (a) With respect to each Due Period, the aggregate amount of Principal Receivables (i) which were created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or defense, (ii) which were reduced by the Servicer by any rebate, refund, charge-back or adjustment (including Servicer errors) or (iii) which were created as a result of a fraudulent or counterfeit charge (with respect to such Due Period, the "Dilution Amount") then subject to subsection (b) below, Purchase Price and Deferred Originator Payments that otherwise would be paid to the Seller with respect to Receivables subsequently generated by Seller shall be decreased by an amount equal to the Dilution Amount.

         (b) If any decrease is required in the Purchase Price and Deferred Originator Payments with respect to subsequently generated Receivables pursuant to subsection (a) above at any time (i) when an Early Amortization Event exists or (ii) on or after the Purchase Termination Date, then, in lieu of such reduction, the amount by which the Purchase Price and Deferred Originator Payments due to Seller should have been so reduced shall be deposited by Seller in same day funds into the Collection Account for application by the Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.

         Section 3.3 Loans by the Purchaser to the Seller. The Purchaser may make loans to the Seller from time to time if so agreed between such parties and to the extent that the Purchaser has funds available for that purpose after satisfying its obligations under this Agreement and the Pooling and Servicing Agreement. Any such loan shall be payable upon demand (and may be prepaid with penalty or premium) and shall bear interest on the same basis (and payable at the same time) as is specified in Section 3.1 with respect to deferred Purchase Price.

                                   ARTICLE IV
                             OTHER MATTERS RELATING
                                  TO THE SELLER

         Section 4.1 Liability of the Seller. The Seller shall be liable hereunder only to the extent of the obligations specifically undertaken by it in its capacity as the Seller.

         Section 4.2 Merger or Consolidation of, or Assumption of the Obligations of, the Seller.

         (a) The Seller shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) the Person formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be, if the Seller is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a national banking association, state banking corporation or other entity which is not subject to the bankruptcy laws of the United States of America and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Purchaser and the Trustee, the performance of every covenant and obligation of the Seller, as applicable hereunder and shall benefit from all the rights granted to the Seller, as applicable hereunder. To the extent that any right, covenant or obligation of the Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity. In furtherance hereof, in applying this Section 4.2 to a successor entity, the term "Insolvency Event" shall be applied by reference to events of involuntary liquidation, receivership or conservatorship applicable to such successor entity as shall be set forth in the officer's certificate described in subsection 4.2(a)(ii); and

                  (ii) the Seller shall have delivered to the Purchaser and the Trustee an Officer's Certificate signed by a Vice President (or any more senior officer) of the Seller stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 4.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding.

         (b) The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder except for mergers, consolidations, assumptions, conveyances or transfers in accordance with the provisions of the foregoing paragraph.

         Section 4.3 Limitation on Liability. The directors, officers, employees or agents of the Seller shall not be under any liability to the Purchaser, the Trust, the Trustee, the Certificateholders, the Certificate Owners, the Receivables Purchasers, any Purchaser Representative, any Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement; provided, however, that this provision shall not protect the officers, directors, employees, or agents of the Seller against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of their duties. The Seller and any director, officer, employee or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         Section 4.4 Indemnification. The Seller shall indemnify and hold harmless the Purchaser, the Trust and the Trustee, its officers, directors, employees and agents from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or based upon the arrangement created by this Agreement, the Pooling and Servicing Agreement, any Supplement or any Receivables Purchase Agreement arising out of any third-party action, claim, suit or proceeding, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, as though this Agreement, such Supplement or such Receivables Purchase Agreement created a partnership under the New York Uniform Partnership Act in which the Seller is a general partner; provided, however, that the Seller shall not indemnify the Purchaser or the Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, gross negligence, or willful misconduct by the Purchaser or the Trustee; provided, further, that the Seller shall not indemnify the Trust or the Trustee for any liabilities, costs or expenses with respect to any action taken by the Trustee at the request of the Investor Certificateholders or Receivables Purchasers; and provided, further, that the Seller shall not indemnify the Trust or the Trustee for any liabilities, costs or expenses of the Trust or the Trustee arising under any tax law, including without limitation any federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust in connection herewith to any taxing authority. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

                                    ARTICLE V
                             CONDITIONS TO PURCHASE

         Section 5.1 Conditions to Purchase. The obligations of the Purchaser to make its initial purchase of Receivables hereunder shall be subject to Seller delivering to the Purchaser on or before the Effective Date such documents, certificates and resolutions that the Purchaser is required to deliver to the Trustee, any Purchaser Representative, Enhancement Provider or Rating Agency in connection with the amendment and restatement of the Pooling and Servicing Agreement as of the date of this Agreement.

                                   ARTICLE VI
                                   TERMINATION

         Section 6.1 Termination by the Seller. So long as no Series is outstanding, the Seller may terminate all of its agreements to sell Receivables hereunder to Purchaser by giving Purchaser and the Trustee not less than 15 days' prior written notice (or such shorter time as is acceptable to the Trustee) of its election not to continue to sell Receivables to Purchaser; provided that such notice shall specify the effective date of such termination.

         Section 6.2 Automatic Termination. Unless otherwise agreed to by the Seller and Purchaser in writing, the agreement of Seller to sell Receivables hereunder, and the agreement of the Purchaser to purchase Receivables from Seller hereunder, shall terminate automatically upon the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Amendments, etc. (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Purchaser and the Seller (with respect to an amendment) or by the Purchaser (with respect to a waiver or consent by it); provided, that such action shall not, as evidenced by an Opinion of Counsel for the Seller addressed and delivered to the Trustee and each Purchaser Representative, adversely affect in any material respect the interests of any Investor Certificateholder, any Receivables Purchaser or any Enhancement Provider without the prior written consent of such Person; provided, further, that the Rating Agency Condition shall have been satisfied with respect to such amendment.

         (b) No failure or delay on the part of the Purchaser, the Seller or any third party beneficiary in exercising any right, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 7.2  Protection of Right, Title and Interest to the Purchaser.

         (a) The Seller shall cause this Agreement, all certificates of assignment, agreements and documents, and all amendments hereto and thereto and/or all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest in the Receivables to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder in the Receivables. The Seller shall deliver to the Purchaser and the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Purchaser in connection with the obligations set forth above and shall execute any and all documents reasonably required to fulfill the intent of this subsection 7.2(a).

         (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above materially misleading within the meaning of Section 9-402(7) of the UCC, the Seller shall give the Purchaser and the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's interest in the Receivables and related property conveyed hereunder and the perfection of the Purchaser's interest in the Receivables and the proceeds thereof as contemplated by Section 1.1 hereof.

         (c) The Seller shall give the Purchaser, the Trustee and each Purchaser Representative prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the interests in the Receivables and the proceeds thereof. The Seller shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

         Section 7.3 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT
REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS,

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.4 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier at or mailed by registered mail, return receipt requested, (a) in the case of the Seller and the Servicer, to Spirit of America National Bank, c/o Charming Shoppes, Inc., 450 Winks Lane, Bensalem, Pennsylvania 19020, Attention: General Counsel, (b) in the case of the Purchaser, to c/o Charming Shoppes, Inc., 450 Winks Lane, Bensalem, Pennsylvania 19020, Attention: General Counsel, (c) in the case of the Trustee, to the Corporate Trust Office, (d) in the case of the Enhancement Provider for a particular Series, to the address, if any, specified in the related Supplement or Receivables Purchase Agreement, or (e) in the case of the Purchaser Representative for a particular Receivables Purchase Series, to the address, if any, specified in the related Receivables Purchase Agreement.

         Section 7.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 7.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.2, this Agreement may not be assigned by the Seller without the prior written consent of the Purchaser, each Purchaser Representative and the Holders of Investor Certificates evidencing Undivided Trust Interests aggregating not less than 66 2/3% of the Investor Interest of each Certificate Series on a Series by Series basis.

         Section 7.7 Further Assurances. The Seller agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Purchaser more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

         Section 7.8 Non-petition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the last day on which any Investor Certificate shall have been outstanding, acquiesce, petition or otherwise invoke or cause the Trust or the Purchaser to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Purchaser or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Purchaser or the Trust.

         Section 7.9 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser or the Trustee, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, and privileges provided by law.

         Section 7.10 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 7.11 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Trustee, the Certificateholders, the Receivables Purchasers, the Purchaser Representatives and, to the extent provided in the related Supplement or Receivables Purchase Agreement, any Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

         Section 7.12 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 7.13 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 7.14 Acknowledgment and Consent. (a) The Seller acknowledges that, contemporaneously herewith, Purchaser is Conveying to the Trust all of Purchaser's right, title and interest in, to and under the Receivables and the related property conveyed pursuant hereto, pursuant to Section 2.1 of the Pooling and Servicing Agreement. The Seller hereby consents to the Conveyance to the Trust by Purchaser of all right, title and interest of Purchaser in, to and under this Agreement, the Receivables and the related assets, including (i) the right of Purchaser, at any time, to enforce this Agreement against the Seller and the obligations of the Seller hereunder, (ii) the right to appoint a successor to the Servicer at the times and upon the conditions set forth in the Pooling and Servicing Agreement, and (iii) the right, at any time, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, or the obligations in respect of the Seller thereunder to the same extent as Purchaser may do. Each of the Seller and the Purchaser acknowledges and agrees that (i) under the terms of the Pooling and Servicing Agreement, the Purchaser Representatives and Holders of Investor Certificates may direct the manner in which the Trustee exercises its rights with respect to this Agreement or may exercise such rights themselves, and (ii) the Trustee, the Certificateholders, the Receivables Purchasers, the Purchaser Representatives and, to the extent provided in the related Supplement or

Receivables Purchase Agreement, to any Enhancement Provider named therein, are express third party beneficiaries of the rights of the Purchaser arising hereunder and under the other Transaction Documents to which the Seller is a party. The Seller hereby acknowledges and agrees that it has no claim to or interest in either of the Collection Account or any Series Account, except to the extent it is entitled to receive Deferred Originator Payments as provided in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                               SPIRIT OF AMERICA NATIONAL BANK, as Seller


                               By:    /s/
                                      ---------------------------------
                                      Name: Kirk R. Simme
                                      Title:   President

                               Address:          c/o Charming Shoppes
                                                 450 Winks Lane
                                                 Bensalem, PA 19022
                               Attention:        Legal Department
                               Facsimile:        (215) 638-6919
                               Confirmation:     (215) 6389-6954


                               CHARMING SHOPPES RECEIVABLES CORP., as
                               Purchaser


                               By:   /s/
                                     ---------------------------------
                                     Name: Eric M. Specter
                                     Title:   President


                               Address:          c/o Charming Shoppes
                                                 450 Winks Lane
                                                 Bensalem, PA 19022
                               Attention:        Legal Department
                               Facsimile:        (215) 638-6919
                               Confirmation:     (215) 6389-6954

                                   APPENDIX A

                                   DEFINITIONS


         This is Appendix A to the Purchase and Sale Agreement dated as of November 25, 1997, between Spirit of America National Bank, as Seller, and Charming Shoppes Receivables Corp., as Purchaser (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement").

         1.1. Definitions. As used in the Purchase Agreement, the following terms have the meanings as indicated:

         "Additional Assignment" has the meaning set forth in Section 2.4(e) of the Purchase Agreement.

         "Dilution Amount" has the meaning specified in Section 3.2 of the Purchase Agreement.

         "Existing Assets" means (i) the Exchangeable Seller Certificate, (ii) the Receivables existing on the Effective Date and arising from the Accounts,
(iii) all Related Assets with respect to such Receivables, and (iv) all right, title and interest of the Seller (in its capacity as seller but not as servicer) under the Prior PSA.

         "Intercompany Balance" has the meaning set forth in Section 3.1(c) of the Purchase Agreement.

         "Outstanding Balance" means, at any time with respect to a Receivable, the unpaid amount owed in respect thereof.

         "Pooling and Servicing Agreement" means the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997, among the Purchaser, Spirit of America National Bank, as Servicer, and First Union National Bank, as Trustee, as amended, supplemented or otherwise modified from time to time.

         "Purchase Price" has the meaning set forth in Section 3.1 of the Purchase Agreement.

         "Purchase Termination Date" means the earlier to occur of (a) the date specified by the Seller pursuant to Section 6.1 of the Purchase Agreement and
(b) any event referred to in Section 6.2 of the Purchase Agreement.

         "Purchaser" has the meaning set forth in the preamble to the Purchase Agreement.

         "Reassignment" has the meaning specified in Section 2.5 of the Purchase Agreement.

         "Related Assets" means, with respect to any Receivable, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers, and privileges with respect to such Receivable, and all proceeds of the foregoing.

         "Removed Accounts" has the meaning specified in Section 2.5 of the Purchase Agreement.

         "Seller" has the meaning set forth in the preamble to the Purchase Agreement.

         "Spirit" has the meaning set forth in the preamble to the Purchase Agreement.

         1.2. Other Terms. All capitalized terms used but not otherwise defined in the Purchase Agreement shall have the meanings assigned thereto in the Pooling and Servicing Agreement. In addition, the interpretive conventions set forth in Sections 1.2.1, 1.2.2 and 1.2.3 of the Pooling and Servicing Agreement shall apply to the interpretation of the Purchase Agreement.

                                                                       EXHIBIT A



            FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

         ASSIGNMENT No. __ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of ___________ ___, _____ (this "Assignment") by and between SPIRIT OF AMERICA NATIONAL BANK, a national banking association (the "Seller"), and Charming Shoppes Receivables Corp., as Purchaser, pursuant to the Purchase Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, the Seller and the Purchaser are parties to the Purchase and Sale Agreement, dated as of November 25, 1997 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement, the Seller wishes to designate Additional Accounts of the Seller to be included as Accounts and to Convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Purchaser; and

         WHEREAS, the Purchaser is willing to accept such designation and Conveyance subject to the terms and conditions hereof;

         NOW, THEREFORE, the Seller and the Purchaser hereby agree as follows:

                  1. Defined Terms. All terms defined in the Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

         "Addition Cut Off Date" shall mean, with respect to the Additional Accounts designated hereby, _______________ ___, ____.

         "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ____________ _______, ________.

         "Addition Notice Date" shall mean, with respect to the Additional Accounts designated hereby, ______________ ___, ____.

         "Additional Accounts" shall mean the Additional Accounts designated hereby.

                  2. Designation of Additional Accounts. The Seller shall deliver, at its own expense, to the Purchaser not later than five Business Days after the Addition Date, a computer file, microfiche or written list containing a true and complete list of Accounts which as of the

Addition Date shall be deemed to be Additional Accounts, such accounts being identified by account number, Obligor name, Obligor address, and by the aggregate amount of Receivables in such accounts as of the close of business on the Addition Cut Off Date. Such file or list shall be delivered to the Purchaser as confidential and proprietary, shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

                  3. Conveyance of Receivables in Additional Accounts. The Seller does hereby Convey to the Purchaser without recourse (except as expressly provided herein and in the Purchase Agreement), all of its right, title and interest in and to the Receivables now existing and hereafter created and arising from time to time in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables in Additional Accounts, and all proceeds of the foregoing.

                  In connection with such Conveyance, the Seller agrees to record and file, at its own expense, a financing statement or financing statements (or an amendment to such financing statement or financing statements) (including any continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created in the Additional Accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the Conveyance of the Receivables in Additional Accounts to the Purchaser and the first priority nature of the Purchaser's interest in the Receivables in Additional Accounts, and to deliver a file-stamped copy of such financing statement or continuation statement (or an amendment to such financing statement or financing statements) or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing followed by delivery of a file-stamped copy as soon as practicable) to the Purchaser on or prior to the Addition Date, and in the case of any continuation statements filed pursuant to this Section 3, as soon as practicable after receipt thereof by the Seller.

                  In connection with such Conveyance, the Seller agrees, at its own expense on or prior to the Addition Date, to indicate in the Pool Index File maintained in its computer files that Receivables created in connection with the Additional Accounts have been Conveyed to the Purchaser pursuant to this Assignment. The Seller further agrees not to alter the file designation referenced in this paragraph with respect to any Additional Account during the term of this Assignment unless and until such Additional Account becomes a Removed Account.

                  The parties intend that if, and to the extent that, such Conveyance is not deemed to be a sale, the Seller shall be deemed hereunder to have granted to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables now existing and hereafter created and arising from time to time in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables in Additional Accounts, and all proceeds of the foregoing, and that this Assignment shall constitute a security agreement under applicable law.

                  4. Acceptance by Purchaser.

                  The Purchaser hereby acknowledges its acceptance of all right, title and interest previously held by the Seller in and to the Receivables now existing and hereafter created from time to time and arising in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables in Additional Accounts, and all proceeds of the foregoing.

                  5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the Addition Date:

                  (a) Organization and Good Standing. The Seller is a national banking association duly organized and validly existing under the laws of the United States of America and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Assignment.

                  (b) Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Seller required under applicable law.

                  (c) Due Authorization. The execution and delivery of this Assignment by the Seller and the consummation of the transactions provided for in this Assignment have been duly authorized by the Seller by all necessary corporate action on its part.

                  (d) Enforceability. This Assignment constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

                  (e) No Conflict. The execution and delivery of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.

                  (f) No Violation. The execution and delivery of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof will not conflict with or violate in any material respect any Requirements of Law applicable to the Seller.

                  (g) No Proceedings. There are no proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Assignment, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment, or (v) seeking to affect adversely the income tax attributes of the Trust.

                  (h) All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof, have been obtained.

                  (i) Solvency. No Insolvency Event with respect to the Seller has occurred and the Conveyance by the Seller to the Purchaser of the Receivables in the Additional Accounts has not been made in contemplation of the occurrence thereof.

                  The representations and warranties set forth in this Section 5 shall survive the transfer and assignment of the respective Receivables in Additional Accounts to the Purchaser.

                  6. Representations and Warranties of the Seller Relating to the Receivables.

                  (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof:

                  (i) This Assignment constitutes either (A) a valid sale to the Purchaser of all right, title and interest of the Seller in and to the Receivables now existing and hereafter created and arising from time to time in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, and such property will be held by the Purchaser free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates, or (B) a grant of a security interest (as defined in the UCC as in effect in any applicable jurisdiction) in such property to the Purchaser, which is enforceable with respect to the Receivables now existing and hereafter created and arising from time to time in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, upon such creation. To the extent that this Assignment constitutes the grant of a security interest to the Purchaser in such property, upon the filing of the financing statements described in Section 3 and in the case of the Receivables hereafter created, all monies due or to become due with respect thereto, all Collections, all Recoveries, and the proceeds of the foregoing, upon such creation, the Purchaser shall have a first priority perfected security interest in such property (subject to Section 9-306 of the UCC as in effect in any applicable jurisdiction).

                  (ii) Each Additional Account is an Eligible Account and each Receivable in each such Additional Account is an Eligible Receivable.

                  (iii) Each Receivable in the Additional Accounts has been Conveyed to the Purchaser in compliance, in all material respects, with all Requirements of Law applicable to the Seller.

                  (iv) With respect to each Receivable in the Additional Accounts, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the Conveyance of such Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect.

                  (v) As of the Addition Date, Schedule 1 to this Assignment and the related computer file or microfiche or written list referred to in
         Section 3 of this Assignment is an accurate and complete listing in all material respects of all the Additional Accounts, and the information contained therein with respect to the identity of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Addition Date, and as of the Addition Date, the aggregate amount of Receivables in all the Additional Accounts was $____________________.

                  (vi) No selection procedures believed by the Seller to be materially adverse to the interests of the Purchaser, the Investor Certificateholders or any Receivables Purchasers were utilized in selecting the Additional Accounts from the available Eligible Accounts from the Bank Portfolio.

                  (b) The representations and warranties set forth in this
Section 6 shall survive the Conveyance of any of the respective Receivables to the Purchaser.

                  7. Conditions Precedent. The acceptance by the Purchaser set forth in Section 4 and the amendment of the Purchase Agreement set forth in
Section 8 are subject to the satisfaction, on or prior to the Addition Date, of each of the conditions precedent set forth in the Pooling and Servicing Agreement, any Supplement or any Receivables Purchase Agreement.

                  8. Amendment of the Purchase Agreement. The Purchase Agreement is hereby amended to provide that all references therein to the "Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Purchase Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.

                  9. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  10. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                     SPIRIT OF AMERICA NATIONAL BANK


                                     By: ______________________________________
                                          Name:
                                          Title:


                                     CHARMING SHOPPES RECEIVABLES
                                     CORP.


                                     By: ______________________________________
                                          Name:
                                          Title:

                                                                      Schedule 1
                                                                to Assignment of
                                                                  Receivables in
                                                             Additional Accounts



                               ADDITIONAL ACCOUNTS

                                                                      Schedule 2
                                                                to Assignment of
                                                                  Receivables in
                                                             Additional Accounts


                       Officer's Certificate of an Officer
                       of Spirit of America National Bank

                  _______________________, a duly authorized officer of Spirit of America National Bank (the "Seller"), hereby certifies and acknowledges on behalf of the Seller that to the best of such officer's knowledge, the following statements are true on _________________ ______, ______ (the "Addition Date"):

                  (a) The Seller has delivered to the Purchaser a written assignment in substantially the form of Exhibit A to the Purchase and Sale Agreement dated as of November 25, 1997 (the "Purchase Agreement"; any capitalized term used but not otherwise defined herein shall have the meaning specified in the Purchase Agreement) between Spirit of America National Bank, Seller, and Charming Shoppes Receivables Corp., Purchaser, and has indicated in its computer files that the Receivables created in connection with the Additional Accounts have been Conveyed to the Purchaser.

                  (b) Each Additional Account is an Eligible Account and each Receivable in each such Additional Account is an Eligible Receivable.

                  (c) No selection procedures believed by the Seller to be materially adverse to the interests of the Purchaser, Investor
Certificateholders or any Receivables Purchasers were utilized in selecting the Additional Accounts from the available Eligible Accounts from the Bank Portfolio.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ___________ day of ___________________, ___________.

                                            SPIRIT OF AMERICA NATIONAL
                                            BANK


                                            By: ______________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT B


                 FORM OF REASSIGNMENT OF INELIGIBLE RECEIVABLES


                  REASSIGNMENT NO. OF INELIGIBLE RECEIVABLES, dated as of______ _______, ____ (this "Reassignment") by and among CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation ("CSRC"),_____ , a __________ (the "Assignee"), and SPIRIT OF AMERICA NATIONAL BANK, a national banking association (the "Seller"), pursuant to the Purchase Agreement referred to below.


                              W I T N E S S E T H:


                  WHEREAS, the Seller and CSRC are parties to the Purchase and Sale Agreement, dated as of November 25, 1997 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Purchase Agreement");

                  WHEREAS, pursuant to the Purchase Agreement, CSRC wishes to reassign certain Receivables (the "Ineligible Receivables") whether now existing or hereafter created, from CSRC to the Assignee; and

                  WHEREAS, CSRC is willing to reconvey the Ineligible Receivables, and the Assignee is willing to accept such reconveyance of Ineligible Receivables, subject to the terms and conditions hereof.

                  NOW, THEREFORE, CSRC, the Assignee and the Seller hereby agree as follows:

                  1. Defined Terms. All terms defined in the Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Removal Cut Off Date" shall mean, with respect to the Ineligible Receivables designated hereby,_______ ,_______ .

                  "Removal Date" shall mean, with respect to the Ineligible Receivables designated hereby,_________ ,________ .

                  "Removal Notice Date" shall mean, with respect to the Ineligible Receivables designated hereby,_______ ,_______ .

                  "Ineligible Receivables" shall mean the Ineligible Receivables designated hereby.

                  2. Designation of Ineligible Receivables. The Seller shall have delivered to CSRC on or prior to the Removal Date, a computer file, microfiche list or written list containing a true and complete list of Receivables which as of the Removal Date shall be deemed to be Ineligible Receivables, such Ineligible Receivables being identified by the related account number and by the aggregate amount of Ineligible Receivables in each such Account as of the close of business on the Removal Cut Off Date, and, if less than all of the Receivables in an Account are to be Conveyed by CSRC hereunder, such other means of identification which shall be adequate to distinguish the Ineligible Receivables from the other Receivables in such Account. Such list shall be marked as Schedule 1 to this Reassignment and, as of the Removal Date, shall be incorporated into and made a part of this Reassignment.

                  3. Conveyance of Ineligible Receivables.

                  (a) CSRC does hereby Convey to the Assignee without recourse, all of its right, title and interest in and to the Ineligible Receivables (and, in the event that all the Receivables of an account are Ineligible Receivables, all Receivables now existing and hereafter created and arising from time to time in connection with such account until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to such Ineligible Receivables, and all proceeds of the foregoing.

                  (b) In connection with such transfer, CSRC agrees to execute and deliver to the Assignee on or prior to the date of this Reassignment, a termination statement with respect to the Ineligible Receivables (and, in the event that all the Receivables of an account are Ineligible Receivables, all Receivables now existing and hereafter created in such accounts) designated hereby (which may be a single termination statement with respect to all such Ineligible Receivables) evidencing the release by CSRC of its Lien on the Ineligible Receivables, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such Lien.

                  4. Representations and Warranties of the Seller. The Seller (and the Assignee, but only with respect to subsection 4(a)) hereby represent and warrant to the Purchaser as of the Removal Date:

                  (a) Enforceability. This Reassignment constitutes a legal, valid and binding obligation of the Seller (or the Assignee, as applicable), enforceable against the Seller (or the Assignee, as applicable) in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

                  (b) Selection Procedures. No selection procedures believed by the Seller to be materially adverse to the interests of the Purchaser, the Investor Certificateholders, the

Receivables Purchasers or any Enhancement Provider were utilized in selecting the Ineligible Receivables designated hereby.

                  (c) Schedule 1 Information. Schedule 1 to this Reassignment is an accurate and complete listing in all material respects of all the Ineligible Receivables as of the Removal Cut Off Date, and the information contained therein with respect to the identity of such Ineligible Receivables and, if applicable, the related accounts, is true and correct in all material respects as of the Removal Cut Off Date, and as of the Removal Cut Off Date, the aggregate amount of Ineligible Receivables was $ _____________ .

                  5. Conditions Precedent. The Conveyance of Ineligible Receivables set forth in Section 3 and the amendment of the Purchase Agreement set forth in Section 6 are subject to the satisfaction, on or prior to the Removal Date, of each of the conditions precedent to such removal set forth in the Purchase Agreement.

                  6. Amendment of the Purchase Agreement. The Purchase Agreement is hereby amended to provide that all references therein to the "Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Purchase Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.

                  7. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  8. Governing Law. This Reassignment shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Ineligible Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                       SPIRIT OF AMERICA NATIONAL BANK


                                       By: ___________________________________
                                                Name:
                                                Title:



                                       CHARMING SHOPPES RECEIVABLES CORP.


                                       By: ___________________________________
                                                Name:
                                                Title:



                                   [Assignee]

                                       By: ___________________________________
                                                Name:
                                                Title:

                                                                      Schedule 1
                                                              to Reassignment of
                                                          Ineligible Receivables



                             INELIGIBLE RECEIVABLES

                                                                       EXHIBIT C



             FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS

         REASSIGNMENT NO. ___ OF RECEIVABLES IN REMOVED ACCOUNTS, dated as of ____________ (this "Reassignment") by and among CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation ("CSRC"),_______ , a _________ (the "Assignee"), and SPIRIT OF AMERICA NATIONAL BANK, a national banking association (the "Seller"), pursuant to the Purchase Agreement referred to below.


                              W I T N E S S E T H:


         WHEREAS, the Seller and CSRC are parties to the Purchase and Sale Agreement, dated as of November 25, 1997 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement, the Seller wishes to remove all Receivables from certain designated Accounts of the Seller (the "Removed Accounts") and to cause CSRC to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from CSRC to the Assignee; and

         WHEREAS, CSRC is willing to accept such designation and to reconvey the Receivables in the Removed Accounts, and the Assignee is willing to accept the reconveyance of such Receivables, subject to the terms and conditions hereof.

         NOW, THEREFORE, CSRC, the Assignee and the Seller hereby agree as follows:

                  1. Defined Terms. All terms defined in the Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Removal Cut Off Date" shall mean, with respect to the Removed Accounts designated hereby, ___________ __, ____.

                  "Removal Date" shall mean, with respect to the Removed Accounts designated hereby, ___________ __, ____.

                  "Removal Notice Date" shall mean, with respect to the removed Accounts designated hereby, ___________ __, ____.

                  "Removed Accounts" shall mean the Removed Accounts designated hereby.

                  2. Designation of Removed Accounts. The Seller shall have delivered to CSRC on or prior to the Removal Date, a computer file, microfiche list, or written list containing a true and complete list of Accounts which as of the Removal Date shall be deemed to be Removed Accounts, such accounts being identified by account number and by the aggregate amount of Receivables in such accounts as of the close of business on the Removal Cut Off Date. Such list shall be marked as Schedule 1 to this Reassignment and, as of the Removal Date, shall be incorporated into and made a part of this Reassignment.

                  3. Conveyance of Receivables in Removed Accounts.

                  (a) CSRC does hereby Convey to the Assignee without recourse, all of its right, title and interest in and to the Receivables now existing and hereafter created and arising from time to time in connection with the Removed Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables in Removed Accounts, and all proceeds of the foregoing.

                  (b) In connection with such transfer, CSRC agrees to execute and deliver to the Assignee on or prior to the date of this Reassignment, a termination statement with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by CSRC of its Lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such Lien.

                  4. Representations and Warranties of the Seller and the Assignee. The Seller (and the Assignee, but only with respect to subsection 4(a)) hereby represent and warrant to CSRC as of the Removal Date:

                  (a) Enforceability. This Reassignment constitutes a legal, valid and binding obligation of the Seller (or the Assignee, as applicable), enforceable against the Seller (or the Assignee, as applicable) in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

                  (b) Selection Procedures. No selection procedures believed by the Seller to be materially adverse to the interests of CSRC, the Investor Certificateholders, the Receivables Purchasers or any Enhancement Provider were utilized in selecting the Removed Accounts designated hereby.

                  (c) Schedule 1 Information. Schedule 1 to this Reassignment is an accurate and complete listing in all material respects of all the Removed Accounts as of the Removal Cut Off Date, and the information contained therein with respect to the identity of such Removed Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Removal Cut Off Date, and as of the Removal Cut Off Date, the aggregate amount of Receivables in all the Removed Accounts was $______________.

                  5. Conditions Precedent. The Conveyance of Receivables set forth in Section 3 and the amendment of the Purchase Agreement set forth in
Section 6 are subject to the satisfaction, on or prior to the Removal Date, of each of the conditions precedent to such removal set forth in the Purchase Agreement.

                  6. Amendment of the Purchase Agreement. The Purchase Agreement is hereby amended to provide that all references therein to the "Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Purchase Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.

                  7. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  8. Governing Law. This Reassignment shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables in Removed Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                        SPIRIT OF AMERICA NATIONAL BANK



                                        By: __________________________________
                                                 Name:
                                                 Title:



                                        CHARMING SHOPPES RECEIVABLES CORP.



                                        By: __________________________________
                                                 Name:
                                                 Title:



                                        [Assignee]


                                        By: __________________________________
                                                 Name:
                                                 Title:

                                                                      Schedule 1
                                                                to Assignment of
                                                                  Receivables in
                                                                Removed Accounts



                                REMOVED ACCOUNTS